UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22716

                    Virtus Stone Harbor Emerging Markets Total Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel, and Secretary for Registrant

One Financial Plaza

                                               Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

May 31, 2023
Virtus Stone Harbor Emerging Markets Total Income Fund

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Stone Harbor Emerging Markets Total Income Fund

MESSAGE TO SHAREHOLDERS
To Virtus Stone Harbor Emerging Markets Total Income Fund Shareholders:
I am pleased to present this semiannual report, which reviews the performance of your Fund for the six months ended May 31, 2023.
During the fiscal six-month period, the market made an initial recovery from the volatility that characterized much of 2022. But several bank failures in March, as well as contentious debt ceiling negotiations in the U.S., led to renewed volatility. For the six months ended May 31, 2023, the Fund’s net asset value (NAV) returned 3.90%, and its market price returned 1.93%. For the same period, the Fund’s composite benchmark, which is composed of the three sectors of emerging markets (EM) debt, returned 4.31%. The performance of the underlying sectors was 2.14% for hard currency sovereign debt, as represented by the JPMorgan EMBI Global Diversified Index, 6.64% for local currency sovereign debt, as represented by the JPMorgan GBI-EM Global Diversified Index, and 4.12% for corporate debt, as represented by the JPMorgan CEMBI Broad Diversified Index.
While markets may be unpredictable in the short term, we believe most investors are best served by focusing on the long term. Please call our customer service team at 866-270-7788 if you have questions about your account or require assistance.
Sincerely,
George R. Aylward
Chief Executive Officer, and Trustee
Virtus Stone Harbor Emerging Markets Total Income Fund
May 2023

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2023
About the Fund:
Virtus Stone Harbor Emerging Markets Total Income Fund’s (NYSE: EDI) (the “Fund”) investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets debt. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates with the expectation of investing at higher yields on its investments. During the period, the Fund utilized short-term reverse repurchase agreements through which it borrowed money by selling securities under the obligation to repurchase them at a later date at a fixed price. The Fund’s management team adjusted borrowing levels to reflect the team’s outlook on emerging markets risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risk had risen. At May 31, 2023, the Fund had borrowings of approximately $14.0 million, which represented about 23% of the Fund’s managed assets.
Manager Comments - Stone Harbor Investment Partners (Stone Harbor)
Stone Harbor is a global credit specialist with expertise in emerging and developed markets debt. With three decades of informed experience allocating risk in complex areas of the fixed income markets, Stone Harbor manages global credit portfolios for institutional clients around the world. The following commentary is provided by the respective portfolio team at Stone Harbor  and covers the Fund’s portfolio for the six-months ended May 31, 2023.
How did the markets perform during the Fund’s fiscal six-month period ended May 31, 2023?
At the start of the review period, tentative signs of easing inflation in the U.S. prompted cautious optimism about the global inflation outlook and hopes for less aggressive monetary tightening going forward. However, several developments since the beginning of 2023 contributed to a volatile market environment. Global credit market concerns ranged from stubbornly high inflation levels in developed and emerging markets, to banking sector stress stemming from four high profile bank runs in the U.S. and Europe, to uncertainty around the outcome of the U.S. debt ceiling debate. As central banks continued to focus on the latest economic data, market participants watched closely for potential changes in policy rate direction, particularly by the U.S. Federal Reserve (the Fed). In terms of the banking sector turmoil, while headlines induced fears of a spillover contagion, those concerns did not materialize, which helped improve market sentiment. Finally, the resolution of the U.S. debt ceiling debate with the announcement of a bipartisan bill allowed the U.S. to avert a credit default.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2023
Against this backdrop, the yield on the U.S. 10-year Treasury declined to 3.64% at the end of the reporting period after reaching a period high of 4.08% in early March as the Fed continued its aggressive rate hikes. The decline in U.S. Treasury yields helped generate positive returns from many fixed income assets. Total returns of indexes comprising emerging markets hard currency sovereign and corporate debt were 2.14% and 4.12%, as represented by the JPMorgan EMBI Global Diversified Index and the JPMorgan CEMBI Broad Diversified Index, respectively. As yields fell globally, the average yield of local currency debt represented by the JPMorgan GBI-EM Global Diversified Index declined 0.42%, to 6.45%. Local currency debt outperformed, posting a total return of 6.64%, comprising foreign currency exchange returns of 1.74% and returns from interest rates of 4.82%. The U.S. dollar appreciated against the euro.
What factors affected the Fund’s performance during the fiscal six-month period?
The Fund’s total return on net asset value (NAV) for the six months ended May 31, 2023 was 3.90%.  For the same period, the Fund’s composite benchmark, which is composed of the three sectors of emerging markets (EM) debt, returned 4.31%.  A key driver of the Fund’s performance was positive returns from local currency debt and currencies.
At the country level, the largest positive contributors to performance were U.S. dollar-denominated sovereign debt in El Salvador, as well as issue selection in sovereign bonds from South Africa and Angola. Other positive contributors to performance included local currency debt in Brazil, Colombia, and Mexico, and U.S. dollar-denominated corporate debt in Brazil and Indonesia.
The top detractors from Fund performance were allocations to U.S. dollar-denominated corporate bonds in China, Ghana, and Colombia. Hard currency debt exposures in Ecuador, Egypt, and Venezuela also detracted from performance. Local currency debt exposures in Poland, Hungary, and Czech Republic also detracted from performance.
The Fund has a practice of seeking to maintain a specified level of monthly distributions to shareholders, which may be changed at any time.  This practice may reduce the Fund’s net asset value by causing the Fund to distribute more its returns.  During the most recent fiscal period, the practice did not have a material impact on the Fund’s investment strategy.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2023
Risk Considerations:
Non-Diversified: The Fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified portfolio.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio. Judgments by the Fund’s subadviser about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic or recession could impact on the Fund, including hampering the ability of the Fund’s manager(s) to invest its assets as intended.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.  Such securities may also be subject to Sanctions Risk.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Sovereign Debt Obligations: Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2023
Reverse Repurchase Agreements: Reverse repurchase agreements subject the Fund to Leverage Risk and Counterparty Risk, and also to the risk that the market value of the securities that the Fund is obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
Counterparty: There is risk that a party upon whom the Fund relies to complete a transaction will default.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Issuer: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the  financial condition or business prospects of such issuers.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid.
Leverage: When the Fund leverages its portfolio, the Fund may be less liquid and/or may liquidate positions at an unfavorable time, and the value of the Fund’s shares will be more volatile and sensitive to market movements.
Exchange-Traded Funds (ETF): The value of an ETF may be more volatile than the underlying portfolio of securities it is designed to track. The costs to the Fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
May 31, 2023
The following tables present the portfolio holdings within certain industry or countries as a percentage of total investments (excluding reverse repurchase agreements and swaps contracts) at May 31, 2023.
Asset Allocations
Foreign Government Securities		57%
Corporate Bonds and Notes		39
Exploration & Production	23%
Financial & Lease	5
Electric	3
Metals, Mining & Steel	2
Technology	2
All other Corporate Bonds and Notes	4
Credit Linked Notes		4
Total		100%

Country Weightings
Mexico	24%
Argentina	7
Indonesia	7
Angola	7
Kenya	5
Colombia	5
Ecuador	5
Other	40
Total	100%

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
KEY INVESTMENT TERMS (Unaudited)
May 31, 2023
Composite Index: 33% J.P. Morgan EMBI Global Diversified / 33% J.P. Morgan CEMBI Broad Diversified / 33% J.P. Morgan GBI-EM Global Diversified
The composite index consists of 33.33% J.P. Morgan EMBI Global Diversified Index, 33.33% J.P.Morgan CEMBI Broad Diversified Index and 33.33% J.P. Morgan GBI-EM Global Diversified Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges,and it is not available for direct investment.
Federal Reserve (the “Fed”)
The central bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
Hard Currency
Hard currency refers to a currency that is generally issued by developed countries, globally traded, and seen as politically and economically stable. Generally, when a fund invests in hard currency sovereign debt, that debt is denominated in U.S. Dollars.
J.P. Morgan CEMBI Broad Diversified Index
The J.P. Morgan CEMBI Broad Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $300 million for the J.P. Morgan CEMBI Broad Diversified. The J.P. Morgan CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
J.P. Morgan EMBI Global Diversified Index
The J.P. Morgan EMBI Global Diversified Index (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
J.P. Morgan GBI-EM Global Diversified Index
The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Joint Stock Company (“JSC”)
A joint-stock company is a business entity in which shares of the company’s stock can be bought and sold by shareholders. Each shareholder owns company stock in proportion, evidenced by their shares (certificates of ownership). Shareholders are able to transfer their shares to others without any effects to the continued existence of the company.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
KEY INVESTMENT TERMS (Unaudited) (Continued)
May 31, 2023
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.

Virtus Stone Harbor Emerging Markets Total Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value
Foreign Government Securities—70.7%
Angola —8.1%
Republic of Angola
144A 8.250%, 5/9/28(2)	$ 330	$ 293
RegS 8.250%, 5/9/28(3)	600	533
Republic of Angola Via Avenir II B.V.
(6 month LIBOR + 4.500%) RegS 9.687%, 12/7/23(3)(4)(5)	226	225
(6 month LIBOR + 7.500%) RegS 12.772%, 7/3/23(3)(4)(5)	1,780	1,771
Republic of Angola Via Avenir Issuer II Ireland DAC RegS 6.927%, 2/19/27(3)(4)	1,097	1,020
		3,842

Argentina—9.0%
Provincia De Buenos Aires RegS 5.250%, 9/1/37(3)(5)	2,649	841
Republic of Argentina 1.000%, 7/9/29	13,512	3,435
		4,276

Brazil—4.9%
Brazil Notas do Tesouro Nacional
Series F 10.000%, 1/1/27	10,250 BRL	1,966
Series F 10.000%, 1/1/31	1,920 BRL	353
		2,319

Colombia—3.8%
Colombian Titulos De Tesoreria 7.250%, 10/18/34	7,495,000 COP	1,260
	Par Value(1)	Value

Colombia—continued
Republic of Colombia 4.500%, 3/15/29	$ 602	$ 523
		1,783

Ecuador—6.0%
Republic of Ecuador
144A 5.500%, 7/31/30(2)(5)(6)	4,550	2,189
RegS 5.500%, 7/31/30(3)(5)	1,350	650
		2,839

Egypt—0.3%
Arab Republic of Egypt 144A 6.375%, 4/11/31(2)	246 EUR	139
El Salvador—6.0%
Republic of El Salvador
RegS 5.875%, 1/30/25(3)	500	426
RegS 6.375%, 1/18/27(3)(6)	3,002	1,902
RegS 8.625%, 2/28/29(3)	468	278
RegS 8.250%, 4/10/32(3)(6)	375	217
		2,823

Ethiopia—1.0%
Federal Republic of Ethiopia 144A 6.625%, 12/11/24(2)	674	456
Gabon—4.2%
Republic of Gabon
144A 6.950%, 6/16/25(2)(6)	1,829	1,741
144A 7.000%, 11/24/31(2)	96	75
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Total Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Gabon—continued
RegS 6.950%, 6/16/25(3)	$ 200	$ 190
		2,006

Indonesia—4.6%
Indonesia Government Bond 8.375%, 4/15/39	28,210,000 IDR	2,186
Ivory Coast—1.1%
Ivory Coast Government International Bond
RegS 5.250%, 3/22/30(3)	336 EUR	293
RegS 5.875%, 10/17/31(3)	235 EUR	205
		498

Kenya—6.4%
Republic of Kenya
144A 6.875%, 6/24/24(2)(6)	2,755	2,532
RegS 8.250%, 2/28/48(3)(6)	702	513
		3,045

Lebanon—0.9%
Lebanese Republic
6.375%, 3/9/20(7)	105	6
7.000%, 12/3/24(7)	815	46
RegS 8.250%, 4/12/21(3)(7)	3,509	202
RegS 6.100%, 10/4/22(3)(7)	2,433	140
RegS 7.000%, 3/23/32(3)(7)	212	12
		406

	Par Value(1)	Value

Mongolia—0.2%
Mongolia Government International Bond 144A 8.650%, 1/19/28(2)	$ 107	$ 106
Mozambique—1.5%
Republic of Mozambique 144A 5.000%, 9/15/31(2)(5)(6)	1,016	711
Nigeria—2.2%
Republic of Nigeria
144A 6.125%, 9/28/28(2)	481	387
144A 8.375%, 3/24/29(2)	308	266
144A 7.696%, 2/23/38(2)(6)	583	402
		1,055

Pakistan—0.6%
Islamic Republic of Pakistan RegS 8.250%, 4/15/24(3)	500	263
Papua New Guinea —1.1%
Papua New Guinea Government International Bond RegS 8.375%, 10/4/28(3)(6)	597	539
Senegal—0.4%
Republic of Senegal 144A 6.250%, 5/23/33(2)(6)	265	210
South Africa—3.0%
Republic of South Africa
8.500%, 1/31/37	9,500 ZAR	353
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Total Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value

South Africa—continued
6.500%, 2/28/41	32,050 ZAR	$ 925
8.750%, 2/28/48	4,500 ZAR	160
		1,438

Tunisia—2.9%
Tunisian Republic
144A 6.750%, 10/31/23(2)	248 EUR	248
RegS 5.625%, 2/17/24(3)	1,311 EUR	1,124
		1,372

Turkey—1.0%
Republic of Turkey 9.875%, 1/15/28	$ 493	491
Venezuela—0.2%
Republic of Venezuela RegS 9.000%, 5/7/23(3)(7)(8)	1,475	94
Zambia—1.3%
Republic of Zambia
144A 5.375%, 9/20/23(2)(7)	85	38
144A 8.970%, 7/30/27(2)(6)(7)	594	287
RegS 8.970%, 7/30/27(3)(6)(7)	625	301
		626

Total Foreign Government Securities (Identified Cost $39,325)		33,523

Corporate Bonds and Notes—48.0%
Brazil—0.5%
MC Brazil Downstream Trading S.a.r.l. 144A 7.250%, 6/30/31(2)	344	251
	Par Value(1)	Value

China—0.9%
Wanda Properties International Co., Ltd. RegS 7.250%, 1/29/24(3)	$ 400	$ 223
Wanda Properties Overseas Ltd. RegS 6.875%, 7/23/23(3)	200	183
		406

Colombia—2.5%
Gran Tierra Energy International Holdings Ltd. 144A 6.250%, 2/15/25(2)	657	547
Gran Tierra Energy, Inc. 144A 7.750%, 5/23/27(2)(6)	857	620
		1,167

Ghana—1.9%
Tullow Oil plc
RegS 7.000%, 3/1/25(3)(6)	1,296	694
RegS 10.250%, 5/15/26(3)	252	186
		880

India—2.3%
Adani Electricity Mumbai Ltd. RegS 3.949%, 2/12/30(3)(6)	734	553
Vedanta Resources Finance II plc 144A 8.950%, 3/11/25(2)(6)	728	542
		1,095

See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Total Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Indonesia—4.3%
Indika Energy Capital IV Pte Ltd. RegS 8.250%, 10/22/25(3)(6)	$ 784	$ 772
Theta Capital Pte Ltd.
RegS 8.125%, 1/22/25(3)(6)	640	523
RegS 6.750%, 10/31/26(3)(6)	1,050	740
		2,035

Kazakhstan—1.3%
Development Bank of Kazakhstan JSC 144A 10.950%, 5/6/26(2)	348,000 KZT	642
Mexico—30.0%
Banco Mercantil del Norte S.A. RegS 6.750% (3)(9)	766	717
Cemex SAB de C.V. 144A 9.125% (2)(9)	541	539
Petroleos Mexicanos
7.470%, 11/12/26	30,590 MXN	1,479
7.690%, 1/23/50(6)	899	580
RegS 7.190%, 9/12/24(3)	43,400 MXN	2,272
RegS 6.700%, 2/16/32(3)	122	92
Poinsettia Finance Ltd. RegS 6.625%, 6/17/31(3)	9,224	7,636
Sixsigma Networks Mexico S.A. de C.V. 144A 7.500%, 5/2/25(2)(6)	1,068	933
		14,248

	Par Value(1)	Value

Peru—0.6%
Petroleos del Peru S.A.
RegS 4.750%, 6/19/32(3)	$ 200	$ 144
RegS 5.625%, 6/19/47(3)	200	121
		265

Turkey—0.8%
Aydem Yenilenebilir Enerji AS 144A 7.750%, 2/2/27(2)(6)	462	375
Uzbekistan—1.6%
Uzauto Motors AJ 144A 4.850%, 5/4/26(2)	881	751
Venezuela—0.2%
Petroleos de Venezuela S.A.
RegS 6.000%, 11/15/26(3)(10)	2,550	51
RegS 9.750%, 5/17/35(3)(10)	2,000	50
		101

Vietnam—1.1%
Mong Duong Finance Holdings B.V. 144A 5.125%, 5/7/29(2)	610	529
Total Corporate Bonds and Notes (Identified Cost $27,230)		22,745

Credit Linked Notes—4.5%
Iraq—4.5%
Republic of Iraq
(Counterparty: BOA) 2.536%, 1/1/28(5)(8)	223,729 JPY	1,430
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Total Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2023
($ reported in thousands)
	Par Value(1)	Value

	Iraq—continued
(Counterparty: BOA) 3.227%, 1/6/28(5)(8)	113,573 JPY	$ 725
	Total Credit Linked Notes (Identified Cost $2,494)	2,155

	Total Long-Term Investments—123.2% (Identified Cost $69,049)	58,423

	TOTAL INVESTMENTS—123.2% (Identified Cost $69,049)	$ 58,423
	Other assets and liabilities, net—(23.2)%	(10,990)
	NET ASSETS—100.0%	$ 47,433

Abbreviations:
CDS	Credit Default Swap
DAC	Designated Activity Company
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2023, these securities amounted to a value of $15,809 or 33.3% of net assets.
(3)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(4)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(5)	Variable rate security. Rate disclosed is as of May 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(6)	All or a portion is segregated as collateral for reverse repurchase agreements. On May 31, 2023, securities valued at $17,431 were pledged as collateral for reverse repurchase agreements.
(7)	Security in default; no interest payments are being received.
(8)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(9)	No contractual maturity date.
(10)	Security in default; no interest payments are being received during the bankruptcy proceedings.
Counterparties:
BCLY	Barclays
BOA	Bank of America
JPM	JPMorgan Chase Bank N.A.
MS	Morgan Stanley

Foreign Currencies:
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
KZT	Kazakhstani Tenge
MXN	Mexican Peso
USD	United States Dollar
ZAR	South African Rand
For information regarding the abbreviations, see the Key Investment Terms starting on page 7.
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Total Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2023
($ reported in thousands)
Reverse Repurchase Agreements as of May 31, 2023 were as follows:
Counterparty	Interest Rate	Acquisition Date*	Amount
JPM	5.25%	05/04/23	$ (643)
JPM	5.40	05/04/23	(778)
JPM	5.40	05/04/23	(431)
JPM	5.40	05/22/23	(454)
JPM	5.45	05/04/23	(452)
JPM	5.45	05/04/23	(486)
JPM	5.50	05/04/23	(780)
JPM	5.50	05/04/23	(1,220)
JPM	5.55	05/04/23	(579)
JPM	5.55	05/04/23	(251)
JPM	5.55	05/04/23	(162)
JPM	5.55	05/04/23	(361)
JPM	5.55	05/04/23	(448)
JPM	5.55	05/04/23	(510)
JPM	5.55	05/04/23	(212)
JPM	5.55	05/04/23	(298)
JPM	5.55	05/04/23	(589)
JPM	5.55	05/04/23	(513)
JPM	5.55	05/04/23	(202)
JPM	5.60	05/04/23	(1,188)
JPM	5.60	05/04/23	(398)
JPM	5.60	05/04/23	(640)
JPM	5.60	05/04/23	(176)
JPM	5.65	05/04/23	(706)
JPM	5.75	05/04/23	(1,480)
Total			$(13,957)

Footnote Legend:
*	All agreements can be terminated by either party on demand at value plus accrued interest.

Centrally cleared credit default swaps - sell protection(1) outstanding as of May 31, 2023 was as follows:
Reference Entity	Payment Frequency	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Republic of Argentina 4 Year CDS(3)	Quarterly	5.000%	6/20/25	$4,000	$(2,274)	$(747)	$—	$(1,527)
Total					$(2,274)	$(747)	$—	$(1,527)

See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Total Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2023
($ reported in thousands)
Over-the-counter credit default swaps - sell protection(1) outstanding as of May 31, 2023 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Arab Republic of Egypt CDS	Quarterly	MS	1.000%	12/20/25	$2,400	$ (816)	$ (432)	$ —	$ (384)
Eskom Holdings 5 Year CDS(4)	Quarterly	BCLY	1.000%	12/20/25	3,700	(206)	(324)	118	—
Republic of Argentina 5 Year CDS(3)	Quarterly	BCLY	5.000%	12/20/25	8,600	(5,463)	(1,384)	—	(4,079)
Total						$(6,485)	$(2,140)	$118	$(4,463)

Footnote Legend:
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Based on Republic of Argentina Sovereign Debt Obligation, USD Denominated 1.00% fixed coupon, 7/09/2029 maturity.
(4)	Based on Eskom Holdings SOC, Ltd. Corporate Debt Obligation, USD Denominated 6.35% fixed coupon, 8/10/2028 maturity.
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Total Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2023
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of May 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2023	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$ 22,745	$ 22,745	$ —
Foreign Government Securities	33,523	33,429	94
Credit Linked Notes	2,155	—	2,155
Total Assets	58,423	56,174	2,249
Liabilities:
Other Financial Instruments:(1)
Centrally Cleared Credit Default Swaps	(2,274)	(2,274)	—
Over-the-Counter Credit Default Swaps	(6,485)	(6,485)	—
Reverse Repurchase Agreements	(13,957)	(13,957)	—
Total Liabilities	(22,716)	(22,716)	—
Total Investments	$ 35,707	$ 33,458	$2,249

(1)	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Swaps are reported at value. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the short-term maturity of these financial instruments.
There were no securities valued using quoted prices (Level 1) at May 31, 2023.
Securities held by the Fund with an end of period value of $(51) were transferred from Level 3 to Level 2 due to a increase in trading activities at period end.
Securities held by the Fund with an end of period value of $94 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

Virtus Stone Harbor Emerging Markets Total Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2023
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Foreign Government Securities	Corporate Bonds And Notes	Credit Linked Notes
Investments in Securities
Balance as of November 30, 2022:	$ 2,400	$ —	$ 108	$ 2,292
Accrued discount/(premium)	44	—	—	44
Realized gain (loss)	9	—	—	9
Change in unrealized appreciation (depreciation)(a)	8	—	(57)	65
Sales (b)	(255)	—	—	(255)
Transfers into Level 3(c)	94	94	—	—
Transfers from Level 3(c)	(51)	—	(51)	—
Balance as of May 31, 2023	$ 2,249	$ 94	$ —	$ 2,155
(a) The net change in unrealized appreciation (depreciation) on investments still held at May 31, 2023, was $8.
(b) Includes paydowns on securities.
(c) “Transfers into and/or from” represent the ending value as of May 31, 2023 for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2023
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $69,049)	$ 58,423
Foreign currency at value (cost $—(a))	— (a)
Cash	449
Due from broker	102
Cash collateral pledged for swaps	7,799
Receivables
Dividends and interest	1,354
Tax reclaims	3
Prepaid Trustees’ retainer	3
Prepaid expenses and other assets (Note 4)	10
Total assets	68,143
Liabilities
Borrowings through reverse repurchase agreements (Note 8)	13,957
Over-the-counter swaps at value (Swap premium $2,140)	6,485
Payables
Professional fees	76
Interest on reverse repurchase agreements	57
Investment advisory fees (Note 4)	52
Variation margin payable on cleared swaps	24
Administration and accounting fees	6
Trustee deferred compensation plan (Note 4)	3
Other accrued expenses	50
Total liabilities	20,710
Net Assets	$ 47,433
Net Assets Consist of:
Common stock ($0.001 par value; unlimited shares authorized)	$ 10
Capital paid in on shares of beneficial interest	152,275
Total distributable earnings (accumulated losses)	(104,852)
Net Assets	$ 47,433
Common Shares Outstanding	10,019,162
Net Asset Value Per Share(b)	$ 4.73

(a)	Amount is less than $500 (not in thousands).
(b)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
STATEMENT OF OPERATIONS (Unaudited)
SIX MONTHS ENDED May 31, 2023
($ reported in thousands)
Investment Income
Interest	$ 3,554
Dividends	37
Foreign taxes withheld	(18)
Total investment income	3,573
Expenses
Investment advisory fees	314
Administration and accounting fees	37
Professional fees	79
Printing fees and expenses	23
Trustees’ fees and expenses	8
Custodian fees	5
Transfer agent fees and expenses	5
Miscellaneous expenses	31
Total expenses before interest expense	502
Interest expense on reverse repurchase agreements (Note 8)	331
Total expenses after interest expense	833
Net investment income (loss)	2,740
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(5,405)
Foreign currency transactions	40
Forward foreign currency exchange contracts	(200)
Swaps	(1,256)
Net change in unrealized appreciation (depreciation) on:
Investments	4,503
Foreign currency transactions	(4)
Forward foreign currency exchange contracts	117
Swaps	1,533
Net realized and unrealized gain (loss) on investments	(672)
Net increase (decrease) in net assets resulting from operations	$ 2,068
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Six Months Ended May 31, 2023 (Unaudited)	Year Ended November 30, 2022
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 2,740	$ 6,136
Net realized gain (loss)	(6,821)	(9,156)
Net change in unrealized appreciation (depreciation)	6,149	(13,114)
Increase (decrease) in net assets resulting from operations	2,068	(16,134)
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(4,198) (1)	(1,302)
Return of capital	—	(7,069)
Dividends and Distributions to Shareholders	(4,198)	(8,371)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (36,434 and 71,210 shares respectively)	187	259
Increase (decrease) in net assets from capital transactions	187	259
Net increase (decrease) in net assets	(1,943)	(24,246)
Net Assets
Beginning of period	49,376	73,622
End of period	$47,433	$ 49,376

(1)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year. See Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
STATEMENT OF CASH FLOWS (Unaudited)
SIX MONTHS ENDED May 31, 2023
($ reported in thousands)
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 2,068
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	24,046
(Increase) Decrease in investment securities sold receivable	1,834
Purchases of long-term investments	(24,944)
Increase (Decrease) in investment securities purchased payable	(535)
Net (purchases) or sales of short-term investments	5,884
Net change in unrealized (appreciation)/depreciation on investments	(4,503)
Net change in unrealized (appreciation)/depreciation of forward foreign currency exchange contracts	(117)
Net realized (gain)/loss on sales of investments from changes in the foreign exchange rates	(21)
Net realized (gain)/loss on investments	5,405
Amortization of premiums and inflation income and accretion of discounts on investments	(1,046)
(Increase) Decrease in tax reclaims receivable	2
(Increase) Decrease in due to/from broker	(575)
(Increase) Decrease in dividends and interest receivable	(138)
(Increase) Decrease in prepaid expenses and other assets	(7)
Increase (Decrease) in interest payable on reverse repurchase agreements	(3)
Increase (Decrease) in over-the-counter swaps at value	(3,993)
Increase (Decrease) in variation margin payable on swap contracts	51
(Increase) Decrease in prepaid Trustees’ retainer	1
Increase (Decrease) in affiliated expenses payable	(2)
Increase (Decrease) in non-affiliated expenses payable	(48)
Cash provided by (used for) operating activities	3,359
Cash provided by (used for) financing activities:
Cash receipts from reverse repurchase agreements	64,697
Cash payments for reverse repurchase agreements	(69,130)
Cash distributions paid to shareholders	(4,011)
Cash provided by (used for) financing activities	(8,444)
Net increase (decrease) in cash	(5,085)
Restricted and unrestricted cash at beginning of period	13,333
Restricted and unrestricted cash at end of period	$ 8,248
Supplemental cash flow information:
Reinvestment of dividends and distributions	$ 187
Cash paid during the period for interest expense on borrowings	334

See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
STATEMENT OF CASH FLOWS (Continued)
SIX MONTHS ENDED May 31, 2023
($ reported in thousands)
Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities:
Cash and foreign currency at value	$ 449
Cash collateral pledged for swaps	7,799
$ 8,248
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended May 31, 2023 (Unaudited)	Year Ended November 30,
		2022	2021	2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of period	$ 4.95	$ 7.41	$ 8.15	$ 10.07	$ 11.30	$ 15.22
Income (loss) from investment operations:
Net investment income (loss)(1)	0.27	0.62	0.71	0.75	0.93	1.13
Net realized and unrealized gain (loss)	(0.07)	(2.24)	(0.56)	(1.35)	(0.35)	(3.24)
Total from investment operations	0.20	(1.62)	0.15	(0.60)	0.58	(2.11)
Dividends and Distributions to Shareholders:
Net investment income	(0.42)	(0.13)	(0.68)	(0.21)	(0.48)	(0.17)
Return of capital	—	(0.71)	(0.21)	(1.11)	(1.33)	(1.64)
Total dividends and distributions to shareholders	(0.42)	(0.84)	(0.89)	(1.32)	(1.81)	(1.81)
Net asset value, end of period	$ 4.73	$ 4.95	$ 7.41	$ 8.15	$ 10.07	$ 11.30
Market value, end of period	$ 4.53	$ 4.83	$ 7.52	$ 8.52	$ 11.57	$ 11.34
Total return, net asset value(2), (3)	3.90%	(22.55)%	1.17%	(4.68)%	5.02%	(14.98)%
Total return, market value(2), (3)	1.93%	(25.23)%	(1.96)%	(13.34)%	19.13%	(12.99)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(4), (5)	3.32%	2.96%	2.47%	2.69%	2.02%	3.11%
Ratio of net investment income (loss) to average net assets(4)	10.93%	10.55%	8.64%	9.29%	8.40%	8.35%
Portfolio turnover rate(2)	42%	38%	53%	124%	89%	118%
Net assets, end of period (000’s)	$47,433	$49,376	$73,622	$80,459	$98,555	$109,657
Borrowings, end of period (000’s)	$13,957	$18,390	$30,434	$31,000	$ 6,000	$ 54,343
Asset coverage, per $1,000 of borrowings (6)	$ 4,399	$ 3,685	$ 3,419	$ 3,565	$16,906	$ 3,018

(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(4)	Annualized for periods less than one year.
(5)	Ratio of total expenses before interest expense to average net assets was 2.00% for the six months ended May 31, 2023, and 2.12%, 2.07%, 2.09%, 1.67% and 1.97% for the years ended November 30, 2022, 2021, 2020, 2019, and 2018 respectively.
(6)	Represents value of net assets plus the borrowings at the end of period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

VIRTUS STONE HARBOR  EMERGING MARKETS TOTAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2023
Note 1. Organization
Virtus Stone Harbor Emerging Markets Total Income Fund (the “Fund”) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on May 25, 2012 pursuant to an Agreement and Declaration of Trust governed by the laws of the Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s investment objective is outlined in the Manager’s Discussion of Fund Performance pages. There is no guarantee that the Fund will achieve its investment objective.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Fund’s Board of Trustees has designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted

VIRTUS STONE HARBOR  EMERGING MARKETS TOTAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023
equity securities and illiquid private placements are internally fair valued by the Investment Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Investment Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

VIRTUS STONE HARBOR  EMERGING MARKETS TOTAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
C.	Income Taxes
It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
The Fund declares distributions on a monthly basis. Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital.
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the

VIRTUS STONE HARBOR  EMERGING MARKETS TOTAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023
currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund bifurcates that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions.
F.	Credit Linked Notes
The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.
G.	Payment-In-Kind Securities
The Fund may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
H.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign

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borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
The Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
I.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to the Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
J.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, and are inclusive of dollar denominated cash, foreign currency, cash collateral pledged for swaps, and deposits with brokers for reverse repurchase agreements.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by the Fund.
A.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is

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recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the six months ended May 31, 2023, the Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments.
B.	Swaps
The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statement of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statement of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statement of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statement of Operations. Swap contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as “Cash collateral pledged for swaps.”
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and

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that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Fund may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the six months ended May 31, 2023, the Fund utilized single name credit default swaps to gain exposure to short individual securities.
Interest rate swaps – Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).
During the six months ended May 31, 2023, the Fund utilized interest rate swaps to gain exposure to interest rates or to hedge interest rate risk within its portfolio.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
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The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statement of Assets and Liabilities as of May 31, 2023:

Statement Line Description	Primary Risk
Asset Derivatives
Over-the-counter swaps at value(1)	Credit contracts	$ 118
Total		$ 118
Liability Derivatives
Variation margin payable on cleared swaps(1)	Credit contracts	$(1,527)
Over-the-counter swaps at value(1)	Credit contracts	(4,463)
Total		$(5,990)

(1)	Represents cumulative appreciation (depreciation) on swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is shown in the Statement of Assets and Liabilities for centrally cleared swap contracts. For OTC swap contracts, the value (including premiums) at May 31, 2023 is shown in the Statement of Assets and Liabilities.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statement of Operations for the six months ended May 31, 2023:
Statement Line Description	Primary Risk
Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	Foreign currency contracts	$ (200)
Swaps	Credit contracts	(1,256)
Total		$ (1,456)
Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	Foreign currency contracts	$ 117
Swaps	Credit contracts	1,533
Total		$ 1,650
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the Fund for the six months ended May 31, 2023.

Forward Foreign Currency Exchange Purchase Contracts	$ 1,629
Forward Foreign Currency Exchange Sale Contracts(1)	1,536
Credit Default Swap Contracts - Sell Protection(1)	25,506
(1) Average notional amount.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
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C.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC purchased options, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
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D.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities and reverse repurchase agreements by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of May 31, 2023:

At May 31, 2023, the Fund’s derivative assets and liabilities (by type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Centrally cleared swaps	$—	$ 24
OTC swaps	—	6,485
Reverse repurchase agreements	—	13,957
Total derivative assets and liabilities in the Statement of Assets and Liabilities	$—	$20,466
Derivatives not subject to a MNA or similar agreement	—	(24)
Total assets and liabilities subject to a MNA	$—	$20,442

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023
The following table presents the Fund’s derivative liabilities and reverse repurchase agreements by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of May 31, 2023.
Counterparty	Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
Barclays	$ 5,669	$ —	$ —	$(5,669)	$ —
JPMorgan Chase Bank N.A.	13,957	—	(13,957)	—	—
Morgan Stanley	$ 816	$ —	$ —	$ (816)	$ —
Total	$20,442	$ —	$(13,957)	$(6,485)	$ —
(1) These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Alternative Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than the Fund liabilities incurred for any leverage) (“Managed Assets”).
B.	Subadviser
Stone Harbor Investment Partners, a division of Virtus Fixed Income Advisers, LLC, an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Fund. The subadviser manages the investments of the Fund, for which it is paid a fee by the Adviser.
C.	Expense Limitation
The Adviser has contractually agreed to limit the Fund’s annual total operating expenses, subject to the exclusions listed below, so that such expenses do not exceed, on an annualized basis, 0.70% of average daily net assets through April 10, 2024. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The reimbursements are accrued daily and received monthly.
The exclusions include investment advisory fees, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption

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May 31, 2023
facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares).
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement.
During the six months ended May 31, 2023, the Adviser did not recapture expenses.
E.	Administration Services
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the six months ended May 31, 2023, the Fund incurred administration fees totaling $31 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
F.	Trustees’ Fees
For the six months ended May 31, 2023, the Fund incurred Trustees’ fees totaling $7 which are included in the Statement of Operations within the line item “Trustees’ fees and expenses.”
G.	Investments with Affiliates
The Fund is permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the six months ended May 31, 2023, the Fund did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
H.	Trustees Deferred Compensation Plan
The Fund provides a deferred compensation plan for its Trustees who receive compensation from the Fund. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023
Investments in such instruments are included in “Prepaid expenses and other assets” line item in the Statement of Assets and Liabilities at May 31, 2023.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding short-term securities) during the six months ended May 31, 2023, were as follows:
Purchases	Sales
$24,944	$24,046
There were no purchases or sales of long-term U.S. government and agency securities during the six months ended May 31, 2023.
Note 6. Federal Income Tax Information
($ reported in thousands)
At May 31, 2023, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments held by the Fund for federal income tax purposes were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$44,957	$1,030	$(10,280)	$(9,250)
The Fund has capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended November 30, 2022, the Fund’s capital loss carryovers were as follows:
Short-Term	Long-Term
$41,883	$44,496
Note 7. Credit and Market Risk and Asset Concentration
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. On April 3, 2023, the FCA announced its decision to require LIBOR’s administrator to continue to publish the 1-month, 3-month, and 6-month U.S. dollar settings under an unrepresentative synthetic methodology until September 30, 2024. On March 15, 2022, the Adjustable Interest Act (LIBOR) Act (the “LIBOR Act”) was enacted into law which directs the Federal Reserve Board, as a fallback mechanism, to identify benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. On December 16, 2022, the Federal Reserve adopted regulations implementing the LIBOR

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May 31, 2023
Act. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Fund. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally.
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. Each of these factors can affect the value and liquidity of the assets of the Fund. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of the Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023
Sanctions threatened or imposed may result in a decline in the value and liquidity of the Fund’s assets. The securities of the Fund may be deemed to have a zero value. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.
For all these reasons, investments in emerging markets may be considered speculative. To the extent that the Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.
The Fund leverages its portfolio through entering into reverse repurchase agreements or the issuance of debt securities. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
Note 8. Borrowings
($ reported in thousands)
The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Managed Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.
In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund’s

VIRTUS STONE HARBOR  EMERGING MARKETS TOTAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023
Schedule of Investments as full or partially pledge securities. The total amount of securities pledged at May 31, 2023 was $17,431. As all agreements can be terminated by either party on demand, face value approximates fair value at May 31, 2023. For the six months ended May 31, 2023, the average amount of reverse repurchase agreements outstanding was $12,701, at a weighted average interest rate of 5.15%.
The following table indicates the total amount of reverse repurchase agreements, reconciled to gross liability as of May 31, 2023:
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total

Sovereign Debt Obligations	$ 9,069	$0	$0	$0	$ 9,069
Corporate Bonds	4,888	0	0	0	4,888
Total	$13,957	$0	$0	$0	$13,957
Gross amount of unrecognized liabilites of reverse repurchase agreements					$13,957
Note 9.  Indemnifications
Under the Fund’s organizational documents, the Fund, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Shares
At May 31, 2023, the Fund has one class of common stock with $0.001 par value of which unlimited shares are authorized.
Note 11. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At May 31, 2023, the Fund did not hold any securities that were restricted.
Note 12. Regulatory Matters and Litigation
From time to time, the Fund, the Adviser, the subadviser, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Fund and the Adviser believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

VIRTUS STONE HARBOR  EMERGING MARKETS TOTAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2023
Note 13. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASC 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following event requires recognition or disclosure in these financial statements.
On July 10, 2023, the Fund announced that its proposed reorganization with and into Virtus Stone Harbor Emerging Markets Income Fund, which was scheduled to occur on or about August 4, 2023 subject to certain closing conditions, will be delayed pending regulatory approval related to the transfer or sale of certain foreign assets.  An update on the timing of the reorganization will be provided at a later date.

CERTIFICATION
The Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Dividend Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
Results of Annual Meeting of Shareholders (Unaudited)
The Annual Meeting of Shareholders of Virtus Stone Harbor Emerging Markets Total Income Fund was held on May 22, 2023. The meeting was held for purposes of electing four (4) nominees to the Board of Trustees. The results were as follows:
Election of Trustees	Votes For	Votes Withheld
George R. Aylward*	6,913,167.000	302,358.000
Deborah A. DeCotis	6,919,200.000	296,325.000
John R. Mallin	6,914,074.000	301,451.000
R. Keith Walton	6,882,455.000	333,070.000
Based on the foregoing, Messrs. Aylward, Mallin and Walton and Ms. DeCotis were re-elected to the Board of Trustees. The Fund’s other Trustees who continue in office are Donald C. Burke, Sarah E. Cogan, F. Ford Drummond, Sidney E. Harris, Connie D. McDaniel, Philip R. McLoughlin, Geraldine M. McNamara and Brian T. Zino.
*Interested Trustee

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VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND
101 Munson Street
Greenfield, MA 01301-9668
Board of Trustees
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chair
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President and Chief Executive Officer
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Virtus Stone Harbor Emerging Markets Total Income Fund
c/o Computershare Investor Services
P.O. Box 43078
Providence, RI 02940-3078
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8467	07-23

(b)	Not applicable.

Item 2. Code of Ethics.

Response not required for semi-annual report.

Item 3. Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Response not required for semi-annual report.

(b)

William Perry, who was identified as a portfolio manager in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR, retired on March 31, 2023, and therefore, is no longer a portfolio manager of the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1) Not applicable.

 (a)(2)(2) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Virtus Stone Harbor Emerging Markets Total Income Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date	8/4/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date	8/4/23

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date	8/4/23

* Print the name and title of each signing officer under his or her signature.